SUP-0156-1119

AB CAP FUND, INC.

-AB Multi-Manager Select Retirement Allocation Fund

-AB Multi-Manager Select 2010 Fund

-AB Multi-Manager Select 2015 Fund

-AB Multi-Manager Select 2020 Fund

-AB Multi-Manager Select 2025 Fund

-AB Multi-Manager Select 2030 Fund

-AB Multi-Manager Select 2035 Fund

-AB Multi-Manager Select 2040 Fund

-AB Multi-Manager Select 2045 Fund

-AB Multi-Manager Select 2050 Fund

-AB Multi-Manager Select 2055 Fund

-AB Multi-Manager Select 2060 Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated November 12, 2019 to the Prospectus for the Funds dated November 30, 2018, as revised February 1, 2019, the Summary Prospectuses dated November 30, 2018 for each Fund other than AB Multi-Manager Select 2060 Fund, and the Summary Prospectus dated February 1, 2019 for the AB Multi-Manager Select 2060 Fund, each offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the applicable Funds.

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At a meeting held on November 4-6, 2019, the Board of Directors of AB Cap Fund, Inc. approved the liquidation and termination of each Fund. The Funds have suspended sales of their shares to direct investors pending the completion of the liquidations and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distributions on or shortly after June 26, 2020.

In connection with the liquidations, the Board approved limiting the Funds’ distribution and/or service (Rule 12b-1) fees so that no class of shares of the Funds pays such fees at an annual rate in excess of 0.25%. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Funds’ shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after the date of this Supplement.

Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until June 23, 2020. Shareholders should be aware that the Funds will convert their assets to cash and/or cash equivalents approximately 1-2 weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0156-1119